Exhibit 99.1

CENAQ Energy Corp. Announces Second Extension of Deadline to Complete Business Combination

Houston, TX, November 15, 2022 (GLOBE NEWSWIRE) -- CENAQ Energy Corp. (“CENAQ”; NASDAQ: CENQ) announced that its board of directors has elected to extend the date by which CENAQ has to consummate a business combination by an additional three-month period from November 17, 2022 to February 16, 2023 (the “Extension”), as permitted under CENAQ’s third amended and restated certificate of incorporation (the “Charter”). The Extension provides CENAQ with additional time to complete its previously announced initial business combination (the “Business Combination”) with Bluescape Clean Fuels Intermediate Holdings, LLC (“Bluescape”). The Extension is the second of two three-month extensions permitted under the Charter.

In connection therewith, CENAQ’s sponsor, CENAQ Sponsor LLC (the “Sponsor”), has deposited $1,725,000, representing 1% of the gross proceeds of CENAQ’s initial public offering, into CENAQ’s trust account for its public stockholders (the “Extension Payment”), which will enable CENAQ to effectuate the Extension. The Sponsor loaned the Extension Payment to CENAQ through a non-interest bearing loan.

About CENAQ Energy Corp.

CENAQ is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. CENAQ focused its search for a target business in the energy industry in North America. CENAQ is led by energy industry veterans J. Russell Porter (CEO) and Michael J. Mayell (President and CFO).

Important Information for Stockholders

This communication does not constitute a solicitation of any vote or approval.

In connection with the proposed business combination, CENAQ has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement. CENAQ also plans to file other documents with the SEC regarding the proposed transaction. The proxy statement has been cleared by the SEC, and a definitive proxy statement has been mailed to the stockholders of CENAQ. STOCKHOLDERS OF CENAQ ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Stockholders are able to obtain free copies of the proxy statement and other documents containing important information about CENAQ and Bluescape and its affiliates once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

CENAQ and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CENAQ in connection with the proposed transaction. Bluescape and its officers and directors may also be deemed participants in such solicitation. Information about the directors and executive officers of CENAQ is set forth in CENAQ’s Annual Report on Form 10-K filed with the SEC on March 30, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed business combination, CENAQ’s and Bluescape’s ability to consummate the transaction, the benefits of the transaction, CENAQ’s and Bluescape’s future financial performance following the transaction, as well as CENAQ’s and Bluescape’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on CENAQ and Bluescape management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, CENAQ and Bluescape disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. CENAQ and Bluescape caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of CENAQ and Bluescape. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to successfully or timely consummate the proposed transactions or to satisfy the closing conditions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the stockholders of CENAQ for the proposed transactions is not obtained; the failure to realize the anticipated benefits of the proposed transactions, including as a result of a delay in its consummation; the amount of redemption requests made by CENAQ’s stockholders; the occurrence of events that may give rise to a right of one or both of CENAQ and Bluescape to terminate the definitive agreements related to the proposed business combination; the risks related to the growth of Bluescape’s business and the timing of expected business milestones; and the effects of competition on Bluescape’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that neither CENAQ nor Bluescape presently know or that CENAQ and Bluescape currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact CENAQ’s expectations and projections can be found in CENAQ’s periodic filings with the SEC, including CENAQ’s Annual Report on Form 10-K filed with the SEC on March 30, 2022, any subsequently filed Quarterly Report on Form 10-Q and the definitive proxy statement filed on November 10, 2022. CENAQ’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Investor Relations Contact

For CENAQ Energy Corp.:

J. Russell Porter – CEO

rporter@cenaqcorp.com

(305) 799-4822